DRAFT

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                 CURRENT REPORT
                                       ON
                                    FORM 8-K/A



                        PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (date of earliest event reported): February 8, 1999


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                            UNIVERSAL HEIGHTS, INC.
             (Exact name of registrant as specified in its charter)

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         DELAWARE                 0-20848                   65-0231984
     (State or other      (Commission File Number)       (I.R.S. Employer
     jurisdiction of                                   Identification No.)
      incorporation)


                              2875 N.E. 191 STREET
                                   SUITE 400A
                              MIAMI, FLORIDA 33180
                    (Address of principal executive offices)


                   (305) 792-4200/(305) 792-4206 (FACSIMILE)
      (Registrant's telephone and facsimile numbers, including area code)
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

      Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

      Not Applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

      Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      The accounting firm of Millward & Co. CPAs represented Universal Heights, Inc. (the "Company") as its independent accountants during the transition period from May 1, 1997 to December 31, 1997 and each of the two fiscal years ending April 30, 1997 and April 27, 1996. The Board of Directors of the Company, upon recommendation of its Audit Committee, has unanimously determined to dismiss Millward & Co. CPAs and to appoint Deloitte & Touche LLP as the Company's independent accountants to audit the Company's financial statements for 1998 effective as of February 8, 1999.


      For the transition period from May 1, 1997 to December 31, 1997 and the two most recent fiscal years and subsequent interim periods through February 8, 1999, during which time Millward & Co. CPAs was the Company's independent auditor, there were no disagreements between the Company and Millward & Co. CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Millward & Co. CPAs would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Millward & Co. CPAs report dated March 6, 1998 on the financial statements of the Company for the transition period from May 1, 1997 to December 31, 1997 and the two most recent fiscal years, for which Millward & Co. CPAs was the Company's independent auditors, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

      Millward & Co. CPAs did not report to the Company any material weakness in connection with their audits of the Company's financial statements for the transition period from May 1, 1997 to December 31, 1997 and the two most recent fiscal years ending April 30, 1997 and April 27, 1996, and Millward & Co. CPAs audit reports concerning the Company's financial statements for the transition period from May 1, 1997 to December 31, 1997 and the two most recent fiscal years ending April 30, 1997 and April 27, 1996 contained an unqualified opinion. The Company has authorized Millward & Co. CPAs to respond fully to the inquiries of Deloitte & Touche LLP concerning all such matters.


      During the two most recent fiscal years and any subsequent interim period, there have been no "reportable events" as defined in Regulation S-B Item 304(a)(1)(iv) for Universal Heights, Inc.


      The Company requested and received from Millward & Co. CPAs a letter addressed to the Securities and Exchange Commission stating that it agrees with



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the  statements as set forth above,  in connection  with this filing.  A copy of that letter dated February 26, 1999 is attached as Exhibit 16 to this filing.


ITEM 5.   OTHER EVENTS

      Not Applicable.

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

      Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a) FINANCIAL STATEMENTS.

          Not Applicable.

      (b) PRO FORMA FINANCIAL STATEMENTS.

          Not Applicable.


      (c) EXHIBITS.


      Exhibit 16. Letter of Millward & Co. CPAs to the Securities and Exchange Commission dated February 26, 1999.



ITEM 8.   CHANGE IN FISCAL YEAR

      Not Applicable.



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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          UNIVERSAL HEIGHTS, INC.



Date:  February 26, 1999                  By: /s/ Bradley I. Meier
                                             --------------------------------
                                             Bradley I. Meier
                                             President


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